Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
§ 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Global Payments Inc. on Form 10-K for the period ended May 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Jeffrey S. Sloan and Cameron M. Bready certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Global Payments Inc.

/s/ Jeffrey S. Sloan	/s/ Cameron M. Bready
Jeffrey S. Sloan Principal Executive Officer Global Payments Inc.	Cameron M. Bready Principal Financial Officer Global Payments Inc.
July 28, 2016	July 28, 2016

A signed original of this written statement required by Section 906 has been provided to Global Payments Inc. and will be retained by Global Payments Inc. and furnished to the Securities and Exchange Commission upon request.